SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 1, 2006
                                                           --------------

                                 BIDVILLE, INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         NEVADA                        000-31477                 98-0224958
----------------------------       ----------------       ----------------------
(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 file number)           Identification No.)


601 CLEVELAND STREET, SUITE 220
         CLEARWATER, FL                                            33755
----------------------------------------                  ----------------------
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (727) 210-1458


              601 CLEVELAND STREET, SUITE 120, CLEARWATER, FL 33755
        ----------------------------------------------------------------
          (Former name or former address, if changes since last report)

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective March 1, 2006, Stephen Gingrich resigned his position as Chief Financial Officer of Bidville, Inc. (the "Registrant") to pursue other interests. Mr. Gingrich did not list any disagreement with the Registrant's operations, policies or practices in his resignation.

Gerald C. Parker remains as the Registrant's sole director.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Bidville, Inc.
                          -----------------------------
                                  (Registrant)


    Date: March 6, 2006


                          By:  /s/ Gerald C. Parker
                               -------------------------------
                               Gerald C. Parker, Chairman